SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        Pioneer Variable Contracts Trust
                (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                           PRELIMINARY PROXY MATERIAL

                        PIONEER VARIABLE CONTRACTS TRUST

                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY-INCOME VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                   PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO
                       PIONEER MID-CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          SCHEDULED FOR AUGUST __, 2000

         This is the formal agenda for your portfolio's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person. Each portfolio's shareholder meeting is expected to be held at the same time. The shareholders of each portfolio will be asked to vote on the following proposals with respect to their portfolio.

TO THE SHAREHOLDERS OF EACH PORTFOLIO:

         A special meeting of shareholders of your portfolio will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on August __, 2000 at 2:00 p.m., Boston time, to consider the following:

1. A proposal to approve a new management contract between Pioneer Variable Contracts Trust (the trust), on behalf of the portfolio, and Pioneer Investment Management, Inc., your portfolio's investment adviser ("Pioneer"). This new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc. ("PGI"), the parent of Pioneer, by UniCredito Italiano S.p.A. ("UniCredito") is consummated;

2. To elect the eight trustees of the trust as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified; and

3.   To consider any other business that may properly come before the meeting.

         TO THE OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS:

         You are being asked to vote on the proposals listed above on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of the portfolio attributable to your contract at the special meeting of shareholders


YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF NEW MANAGEMENT CONTRACTS IS REQUIRED BECAUSE OF THE CHANGE IN CONTROL OF PGI. THERE ARE NO MATERIAL DIFFERENCES BETWEEN THE EXISTING MANAGEMENT CONTRACTS AND THE PROPOSED MANAGEMENT CONTRACTS. APPROVAL OF PROPOSAL 1 WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY ANY PORTFOLIO.

         Shareholders of record as of the close of business on June 16, 2000 are entitled to vote at the meeting and any related follow-up meetings.

                                              By Order of the Board of Trustees,

                                              Joseph P. Barri, SECRETARY
Boston, Massachusetts
June ______, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY OR, IF YOU ARE A CONTRACT OWNER, THE ENCLOSED VOTING INSTRUCTION CARD.

                                                                    8764-00-0600

                              JOINT PROXY STATEMENT
                                       OF

                        PIONEER VARIABLE CONTRACTS TRUST

                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY-INCOME VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                   PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO
                       PIONEER MID-CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposals summarized below.

         EACH PORTFOLIO WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT TO ANY SHAREHOLDER OR CONTRACT OWNER UPON REQUEST. SHAREHOLDERS AND CONTRACT OWNERS WHO WANT TO OBTAIN A COPY OF THE REPORTS SHOULD CONTACT THEIR INSURANCE PROVIDERS, DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THE PORTFOLIO, AT THE ADDRESS LISTED ABOVE, OR SHOULD CALL PIONEERING SERVICES CORPORATION, AT 1-800-225-6292.

                                  INTRODUCTION

         This proxy statement is being used by the board of trustees of Pioneer Variable Contracts Trust (the trust) to solicit proxies to be voted at a special meeting of shareholders of each of its 15 separate investment portfolios. Each portfolio's special meeting will be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on August __, 2000, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

         This proxy statement and the enclosed proxy card and voting instruction card are being mailed to shareholders and contract owners on or about June __, 2000. Annual reports for the portfolios' fiscal years ended December 31, 1999 were previously mailed to shareholders and contract owners.

         The special shareholder meeting is being called to consider, among other things, proposals related to the proposed acquisition (the "Transaction") of all of the outstanding shares of The Pioneer Group, Inc. ("PGI"), the parent company of each portfolio's investment adviser, Pioneer Investment Management, Inc. ("Pioneer"), by UniCredito Italiano S.p.A. ("UniCredito"). If Proposal 1, regarding the approval of the proposed management contracts (as defined below), is adopted and the Transaction is consummated, Pioneer will continue as investment adviser to each portfolio. The Transaction is conditioned upon approval of Proposal 1 by shareholders of the portfolios and approval of similar proposals by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds. The Transaction and the terms of the proposed management contracts are discussed below.

                             WHO IS ELIGIBLE TO VOTE

IF YOU HOLD SHARES OF A PORTFOLIO DIRECTLY:

         Shareholders of record of a portfolio as of the close of business on June 16, 2000 (the "record date") are entitled to vote on all of that portfolio's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

IF YOU ARE THE OWNER OF A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT:

         If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of portfolio shares. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of the portfolio(s) which are attributable to your contract.

THE TRANSACTION

INFORMATION CONCERNING UNICREDITO

         UniCredito is a corporation organized under the laws of the Republic of Italy, and its shares trade on the Milan Stock Exchange. Now the holder of eight major Italian banks, UniCredito is Italy's second largest banking group, as measured by market capitalization, and was formed in 1998 by the merger between Credito Italiano S.p.A., one of Italy's major banks, and UniCredito S.p.A., an Italian bank holding company. Through approximately 3,600 branches worldwide, UniCredito offers a range of services relating to, among other things, banking, life and property/casualty insurance and equipment leasing.

         UniCredito's asset management group of subsidiaries, branded EuroPlus, is one of Europe's largest and fastest-growing asset managers, with approximately $80 billion in assets under management, 90 established mutual funds (in Italy and Luxembourg) and 13 new funds ready to be launched. EuroPlus currently serves approximately 200 institutional clients and over 5,000 high net worth clients. Its share of the retail and institutional markets in Italy and Europe makes EuroPlus the largest institutional account manager in Italy, the third largest mutual fund manager in Italy and the fifth largest mutual fund manager in Europe. EuroPlus operates primarily through two arms: EuroPlus Research and Management in Dublin and EuroPlus SGR in Milan.

         Upon completion of the Transaction, PGI and the EuroPlus subsidiaries of UniCredito will be owned by Pioneer Global Asset Management, a new wholly owned subsidiary of UniCredito with combined assets under management of over $100 billion. Pioneer Global Asset Management will conduct its asset management business through three operational units: Pioneer Research & Management (currently EuroPlus Research and Management), Pioneer SGR (currently EuroPlus
SGR) and Pioneer U.S. (currently PGI).

         The corporate seat of UniCredito is located in Genoa, Italy, where UniCredito was founded in 1870. The principal executive offices of UniCredito are located at Piazza Cordusio, 20123 Milan, Italy, and its telephone number is 011-39-02-88621.

THE TERMS OF THE MERGER AGREEMENT

         At the closing of the Transaction, UniCredito will acquire, by merging a wholly owned subsidiary into PGI, all the issued and outstanding shares of common stock of PGI for an aggregate merger consideration of approximately $1.2 billion or $43.50 per share. Immediately prior to the effective time of the Transaction, PGI will also distribute to its stockholders all of the shares of a newly formed company that will conduct, after the effective date of the merger, PGI's gold exploration, timber, Russian investment management and Eastern European real estate and venture capital businesses. The merger consideration is not subject to adjustment, and there is no financing condition to the consummation of the Transaction. Messrs. John F. Cogan, Jr. and David D. Tripple, trustees of the trust and executive officers of PGI and Pioneer, will receive a portion of the merger consideration in exchange for their shares of PGI, and Mr. Cogan will also receive a bonus payment of $1 million upon consummation of the Transaction. Mr. Cogan is expected to become the Deputy Chairman of Pioneer Global Asset Management and non-executive Chairman of Pioneer U.S. Mr. Tripple is expected to be Chief Executive Officer of Pioneer U.S.

         The Transaction is expected to close during the third quarter of 2000, provided that a number of conditions set forth in the merger agreement, dated as of May 14, 2000, between PGI and UniCredito (the "Merger Agreement"), are met or waived. These conditions include the approval of the Merger Agreement by PGI's stockholders, the approval of the new management contracts by shareholders of the portfolios and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds, and obtaining certain regulatory approvals.

         No change in any portfolio's portfolio manager(s) or portfolio management team is anticipated to occur in connection with the Transaction. PGI has agreed to provide bonus payments and other benefits to certain Pioneer personnel in order that there is no disruption in the quality of services provided to shareholders of the portfolios in connection with the Transaction. However, the Transaction is not conditioned upon the continued employment of any Pioneer personnel, and there can be no assurance that any particular Pioneer employee will choose to remain employed by UniCredito or its affiliates.

ANTICIPATED BENEFITS OF THE TRANSACTION

         Pioneer anticipates that the Transaction and its affiliation with UniCredito will benefit Pioneer and the portfolios in a number of ways, including the following:

o Pioneer's expertise will be enhanced by the experience and expertise of UniCredito's investment management professionals. While no change in the management of the portfolios is currently planned, Pioneer will be able to draw upon the expertise of UniCredito's team of professionals to strengthen Pioneer's portfolio management capabilities.

o The combination will provide additional opportunities for Pioneer's personnel and provide the security of being part of a larger, financially stronger company. This development should further Pioneer's ability to attract and retain highly qualified staff members.

o UniCredito has made the growth of its asset management operations a key component of its business plans. This commitment should assist Pioneer in continuing to expand its business, attract more assets to the portfolios and maintain the high level of services it provides to the portfolios.

         The following table summarizes each proposal to be presented at the special shareholder meeting and the portfolios whose shareholders are solicited with respect to each proposal:


              PROPOSAL                                              AFFECTED PORTFOLIOS
1.  Approval of new management contracts                 All portfolios, with all classes voting
                                                         together
2.  Election of trustees                                 All portfolios voting together

                                   PROPOSAL 1
                      APPROVAL OF A NEW MANAGEMENT CONTRACT
                                (EACH PORTFOLIO)

SUMMARY

         Pioneer has served as each portfolio's investment adviser since the portfolio's inception. Pioneer also serves as the investment adviser for each fund in the Pioneer Family of Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of PGI. Both Pioneer and PGI are located at 60 State Street, Boston, Massachusetts 02109.

         At meetings of the board of trustees of the trust held on May 25, 2000 and June __, 2000, the trustees, including all of the trustees who are not "interested persons" of the trust, Pioneer or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of each portfolio approve, a proposal to adopt a new management contract with Pioneer (each, a "proposed management contract") effective upon consummation of the Transaction.

         Shareholders of each portfolio are being asked to approve the proposed management contract between the trust, on behalf of the portfolio, and Pioneer. The consummation of the Transaction will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each current management contract with Pioneer (the "existing management contract"). As required by the 1940 Act, each existing management contract provides for its automatic termination in the event of an assignment. Accordingly, the existing management contracts will terminate upon the consummation of the Transaction and the new management contracts are being proposed to enable Pioneer to continue to manage the portfolios.

TERMS OF THE PROPOSED MANAGEMENT CONTRACTS AND EXISTING MANAGEMENT CONTRACTS

         The terms of each portfolio's proposed management contract are substantially identical to the terms of that portfolio's existing management contract, except for the dates of execution, effectiveness and termination and for certain non-material amendments to conform the terms of the management contracts. The stated management fees to be paid by the portfolios are identical under the proposed management contracts and the existing management contracts. Except as discussed under the caption "Other provisions," all the terms described below with respect to a portfolio's proposed management contract were contained in that portfolio's existing management contract.

         Each existing management contract is substantially similar except for the method and rate for calculating each portfolio's management fee, effective dates and renewal dates; therefore they are discussed below as the "existing management contract." The following summary of the proposed management contracts is qualified by reference to the representative form of proposed management contract attached to this proxy statement as EXHIBIT A. Because the proposed management contracts are substantially similar, only one representative proposed management contract for the portfolios is included as EXHIBIT A. The date that the existing management contracts were most recently submitted to shareholders for approval and the purpose for such submission is set forth in EXHIBIT C. Information regarding Pioneer, its principal executive officer and directors, its other investment company clients and brokerage policy is included in EXHIBIT D to this proxy statement.

         MANAGEMENT SERVICES. The management services to be provided by Pioneer to each portfolio under the proposed management contract are identical to those provided by Pioneer under the portfolio's existing management contract. Pursuant to the terms of the existing management contract, Pioneer serves as investment adviser to the portfolio and is responsible for the overall management of the portfolio's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the portfolio and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds the portfolio's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the portfolio's prospectus or statement of additional information as in effect from time to time.

         PAYMENT OF EXPENSE AND TRANSACTION CHARGES. The proposed management contract and the existing management contract for each portfolio will contain identical provisions relating to the expenses to be borne by the portfolio. Each portfolio's existing management contract and proposed management contract provide that the expenses borne by the portfolio will include: (i) the charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors;
(iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust with respect to the portfolio; (iv) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with such regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the portfolio and the trustees; (ix) any distribution fees paid by the portfolio in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of those trustees of the trust who are not affiliated with, or "interested persons" of, Pioneer, the trust (other than as trustees), PGI or Pioneer Funds Distributor, Inc. ("PFD"); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

         Under both the existing and the proposed management contracts for each portfolio, Pioneer, at its own expense, will furnish to each portfolio office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the books of each portfolio and shall arrange, if desired by the trust, for members of Pioneer's organization to serve as officers or agents of the trust.

         Also, under both the existing and proposed management contracts for each portfolio, Pioneer will pay directly or reimburse the portfolio for: (i) compensation (if any) of the trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, Pioneer and all officers of the trust as such; and (ii) all expenses not specifically assumed by the portfolio where such expenses are incurred by Pioneer or by the portfolio in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the portfolio.

         The trust has also entered into an administration agreement with Pioneer pursuant to which the portfolio authorizes Pioneer to provide certain fund accounting services and legal services that Pioneer is not required to provide under the existing management contract. Under the administration agreement, Pioneer is reimbursed for its allocable portion of its direct costs of such services. The allocable portion of such costs is based upon the time worked by Pioneer's employees rendering such services for the portfolios as a percentage of the total hours worked by such employees. Pioneer's direct costs include any out-of-pocket expenses incurred by Pioneer in rendering such services, an allocable portion of the salaries and benefits of the employees rendering such services and a reasonable allocation of overhead. Annual allocation and reimbursement of these expenses is subject to annual approval of the trust's independent trustees.

         MANAGEMENT FEES. For its services, Pioneer is entitled to a management fee which is payable at the fixed annual rate set forth in EXHIBIT B to this proxy statement. That rate, expressed as a percentage of the portfolio's average daily net assets, will be the same under each portfolio's proposed management contract as under its existing management contract. If each proposed management contract had been in effect for the fiscal year ended December 31, 1999, the amount of management fees payable to Pioneer by each portfolio would have been identical to those payable under each existing management contract. THERE WILL BE NO INCREASE IN THE MANAGEMENT FEE RATES IN CONNECTION WITH THE TRANSACTION.

         The aggregate amount of management fees incurred by each portfolio for the fiscal year ended December 31, 1999, and the amount of any reimbursements resulting from the expense limitation (if any) then in effect, are set forth in EXHIBIT C to this proxy statement.

OTHER PROVISIONS UNDER THE EXISTING AND PROPOSED MANAGEMENT CONTRACTS

         STANDARD OF CARE. Under each existing and proposed management contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of [Pioneer]
 . . .." Pioneer,  however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" either the existing or proposed management contract.

         PIONEER'S AUTHORITY. Each existing and proposed management contract provides that Pioneer shall have full discretion to act for the portfolio in connection with the purchase and sale of portfolio securities subject only to the trust's declaration of trust, bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the portfolio in effect from time to time, and specific policies and instructions established from time to time by the trustees.

         PORTFOLIO TRADING. Each existing and proposed management contract expressly permits Pioneer to engage in portfolio trading. For a more detailed description of Pioneer's current portfolio brokerage practices, see EXHIBIT D to this proxy statement.

         EXPENSE LIMITATION. Each existing and proposed management contract provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the portfolio. Except as may otherwise be agreed to by Pioneer, any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time. The existing and proposed management contracts for each portfolio (other than Pioneer Strategic Income VCT Portfolio) also contain a provision which limits each portfolio's operating expenses to the highest limit set by state securities law. The proposed management contract for Pioneer Strategic Income VCT Portfolio would be revised to eliminate this provision because it is no longer necessary under federal securities laws.

         OTHER PROVISIONS. Each existing and proposed management contract includes a provision that the portfolio may pay for charges and expenses of counsel to the "non-interested" trustees as well as counsel to the portfolio. The existing contracts do not expressly permit Pioneer to consider the sale of the portfolio's shares in selecting brokers and dealers. The proposed management contracts would be amended to include a provision expressly permitting Pioneer to consider the sale of the portfolio's shares in selecting brokers and dealers. The existing and proposed management contracts for each portfolio contain a provision which permits Pioneer to delegate its investment advisory duties to a subadviser. Any use of subadvisers would be subject to approval by the trust's independent trustees. The existing and proposed management contracts for each portfolio contain a provision which prohibits the portfolio from using the name "Pioneer" in the event Pioneer or any of its affiliates ceases to act as the investment adviser of the portfolio.

         Each existing and proposed management contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the portfolio; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.

MISCELLANEOUS

         If approved by shareholders, each portfolio's proposed management contract will become effective upon the consummation of the Transaction and will continue in effect for an initial period of [two years] and thereafter will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing management contract. Each portfolio's proposed management contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the portfolio and upon 60 days' written notice.

ADDITIONAL INFORMATION PERTAINING TO PIONEER

         For  additional  information   concerning  the  management,   ownership
structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see EXHIBIT D to this proxy statement.

 FACTORS CONSIDERED BY THE TRUSTEES

         The trustees of the trust determined that the terms of each proposed management contract are fair and reasonable and that approval of the proposed management contract on behalf of each portfolio is in the best interests of the portfolio. The trustees also determined that the continuity and efficiency of management services after the consummation of the Transaction can best be assured by approving the proposed management contract on behalf of each portfolio. The trustees believe that the proposed management contract will enable each portfolio to continue to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of each portfolio and its shareholders.

         In evaluating the proposed management contracts, the trustees reviewed materials furnished by Pioneer and UniCredito, including information regarding Pioneer, UniCredito, their respective affiliates and their personnel, operations and financial condition. The trustees also reviewed the terms of the Transaction and its possible effects on the portfolios and their shareholders. Representatives of Pioneer discussed with the trustees the anticipated effects of the Transaction and, together with a representative of UniCredito, indicated their belief that as a consequence of the proposed transaction, the operations of the portfolios and the capabilities of Pioneer to provide advisory and other services to the portfolios would not be adversely affected and should be enhanced by the resources of UniCredito, though there could be no assurance as to any particular benefits that may result. The trustees also reviewed information regarding the investment performance of the portfolios on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), the fees and expenses incurred by the portfolios compared to their peer group and the profitability to Pioneer of managing the portfolios.

         The trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the proposed management contracts are substantially identical to those of the existing management contracts, except for different execution dates, effective dates, termination dates and certain non-material changes; (2) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (3) that the fee and expense ratios of the portfolios are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the portfolios since commencement of operations to comparable mutual funds and unmanaged indices; (5) the commitment of PGI to pay the expenses of the portfolios in connection with the Transaction so that shareholders of the portfolios would not have to bear such expenses; (6) the possibility of benefits that may be realized by the portfolios as a result of Pioneer's affiliation with UniCredito, including any resources of UniCredito that would be available to Pioneer; (7) the Transaction ensures continuity of management of the portfolios and reduces vulnerability to changes in control of PGI that may be adverse to the portfolios' interests; (8) assurance from

UniCredito that UniCredito does not intend to make any material changes to Pioneer's financial, human and other resources that would adversely impact Pioneer's ability to provide the same quality of investment management and other services that Pioneer has provided in the past; and (9) other factors deemed relevant by the trustees. The trustees deemed the factors set forth in clauses
(1), (2), (3), (7) and (8) to be particularly persuasive in their decision to recommend to each portfolio's shareholders that they approve the proposed management contract. The trustees considered the other factors set forth above to be relevant to a lesser extent than those set forth in clauses (1), (2), (3),
(7) and (8).

SECTION 15(F) OF THE 1940 ACT

         Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

         The board of trustees has not been advised by Pioneer of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the portfolios. Moreover, UniCredito has agreed in the Merger Agreement that (i) for a period of three years after the consummation of the Transaction, UniCredito and its affiliates will use reasonable efforts to assure that at least 75% of the trust's board of trustees are not "interested persons" (as defined in the 1940 Act) of UniCredito or Pioneer, (ii) for two years after the consummation of the Transaction, UniCredito and its affiliates will refrain from imposing, or agreeing to impose, an unfair burden on any portfolio and (iii) UniCredito and its affiliates will use reasonable efforts to ensure that any vacancy on the trust's board of trustees shall be filled by a person who is not an "interested person" of UniCredito or Pioneer and who has been selected by the trust's independent trustees.

TRUSTEES' RECOMMENDATION

         The independent trustees of the trust held meetings to consider the proposed management contracts and the Transaction on May 25, 2000 and June ___, 2000, and the entire board of trustees considered the proposal at a meeting held on June ___, 2000. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meeting held on June ___, 2000, including all the trustees who are not "interested persons" of the trust, Pioneer or UniCredito, unanimously concluded that the terms of the proposed management contract for each portfolio are reasonable, fair and in the best interests of such portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a vote cast at the meeting, approved and voted to recommend to the shareholders of each portfolio that they approve the proposed management contract.

         If the shareholders of a portfolio do not approve the proposed management contract with respect to their portfolio and the Transaction is consummated, the trustees of the trust would consider what further action to take consistent with their fiduciary duties to the portfolio. Such actions may include obtaining for the portfolio interim investment advisory services at cost or at the current fee rate either from Pioneer or from another advisory organization. Thereafter, the trustees of the trust would either negotiate a new investment advisory agreement on behalf of the portfolio with an advisory organization selected by the trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Pioneer would continue to serve as investment adviser of the portfolios pursuant to the terms of the existing management contracts.

REQUIRED VOTE

         As provided under the 1940 Act, approval of each proposed management contract will require the vote of a majority of the outstanding voting securities of the applicable portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a portfolio means the lesser of (1) 67% or more of the shares of the portfolio present at a shareholder meeting if the owners of more than 50% of the shares of the portfolio then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the portfolio entitled to vote at the shareholder meeting.

         However, in addition to the legal requirement under the 1940 Act, the consummation of the Transaction is conditioned upon the approval of the proposed management contracts by shareholders of the portfolios and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds.

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED MANAGEMENT CONTRACT.

                                   PROPOSAL 2
                          ELECTION OF BOARD OF TRUSTEES

         Shareholders of each portfolio are being asked to consider the election of eight nominees to the board of trustees of the trust. Five of the nominees for election to the trust's board of trustees currently serve as trustees for the trust. The three new nominees, Ms. Bush, Ms. Graham and Mr. Winthrop, currently serve as trustees of all of the funds in the Pioneer Family of Funds except for the trust. None of the three new nominees are "interested persons," as defined in the 1940 Act, of the trust, Pioneer or UniCredito. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the trust's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the trust.

         The following table sets forth each nominee's position(s) with the trust, if any, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the trust for the five existing trustees and the number of shares of each portfolio beneficially owned by each nominee, directly or indirectly, on May 31, 2000.

                                                                                                  NUMBER OF SHARES
                                                                                                OWNED AND PERCENTAGE
                                              PRINCIPAL OCCUPATION              DATE FIRST        OF TOTAL SHARES
NAME (AGE), POSITION(S) WITH                   OR EMPLOYMENT AND                 BECAME A       OUTSTANDING ON MAY
    THE TRUST AND ADDRESS                    TRUSTEE/DIRECTORSHIPS                TRUSTEE            31, 2000++
    ---------------------                    ---------------------                -------            --------
JOHN F. COGAN, JR.* (74)            President, Chief Executive Officer and         1994              0.00 (0%)
CHAIRMAN OF THE BOARD, PRESIDENT    a Director of PGI;  Chairman and a Director
AND TRUSTEE                         of  Pioneer,   PFD,  Closed  Joint-Stock
60  State  Street                   Company "Forest-Starma" and Pioneer Global
Boston, MA 02109                    Funds Distributor, Ltd.; Director of Pioneer
                                    Real  Estate  Advisors, Inc. ("PREA"),
                                    Pioneer Forest, Inc., Pioneer Management
                                    (Ireland) Limited ("PMIL"), Pioneer First
                                    Investment Fund and PIOGlobal Corporation
                                    ("PIOGlobal"); President and Director of
                                    Pioneer International Corporation ("PIntl"),
                                    Pioneer First Russia, Inc. ("PFR") and
                                    Pioneer Omega, Inc. ("Pioneer Omega"); Member
                                    of the Supervisory Board of Pioneer Fonds
                                    Marketing GmbH, Pioneer First Polish
                                    Investment Fund Joint Stock Company ("Pioneer
                                    First Polish"), Pioneer Czech Investment
                                    Company, a.s. ("Pioneer Czech") and Pioneer
                                    Universal Pension Fund Company; Chairman,
                                    President and Trustee of all of the Pioneer
                                    mutual funds; Director of Pioneer America
                                    Fund Plc, Pioneer Diversified Income Fund
                                    Plc, Pioneer Global Equity Fund Plc, Pioneer
                                    Global Bond Fund Plc, Pioneer Euro Reserve
                                    Fund Plc, Pioneer European Equity Fund Plc,
                                    Pioneer Emerging Europe Fund Plc, Pioneer
                                    Greater Asia Fund Plc, Pioneer U.S. Growth
                                    Fund Plc and Pioneer US Real Estate Fund Plc,
                                    (collectively, the "Irish Funds"); and Of
                                    Counsel, Hale and Dorr LLP (counsel to PGI
                                    and the trust).


                                       13


                                                                                                  NUMBER OF SHARES
                                                                                                OWNED AND PERCENTAGE
                                              PRINCIPAL OCCUPATION              DATE FIRST        OF TOTAL SHARES
NAME (AGE), POSITION(S) WITH                   OR EMPLOYMENT AND                 BECAME A       OUTSTANDING ON MAY
    THE TRUST AND ADDRESS                    TRUSTEE/DIRECTORSHIPS                TRUSTEE            31, 2000++
    ---------------------                    ---------------------                -------            --------
MARY K. BUSH+                       President, Bush & Co. (international            N/A              0.00 (0%)
(52)                                financing advisory firm); Director
TRUSTEE                             and/or Trustee of Mortgage Guaranty
4201 Cathedral Ave., N.W.           Insurance Corporation, Hoover
Washington, D.C.  20016             Institution, March of Dimes, Texaco,
                                    Inc., and R.J. Reynolds Tobacco
                                    Holdings, Inc.; Advisory Board Member,
                                    Washington Mutual Investors Fund
                                    (registered investment company); and
                                    Trustee of all of the Pioneer mutual
                                    funds, except the trust.

RICHARD H. EGDAHL, M.D.             Alexander Graham Bell Professor of                               0.00 (0%)
(73)                                Health Care Entrepreneurship, Boston
TRUSTEE                             University; Professor of Management,
Boston University Healthcare        Boston University School of Management;
Entrepreneurship Program            Professor of Public Health, Boston
53 Bay State Road                   University School of Public Health;
Boston, MA  02215                   Professor of Surgery, Boston University
                                    School of Medicine; University Professor,
                                    Boston University; Director, Boston
                                    University Health Policy Institute,
                                    University Program for Health Care
                                    Entrepreneurship; Trustee, Boston Medical
                                    Center; and Trustee of all of the Pioneer
                                    mutual funds.

MARGARET B.W. GRAHAM+               Founding Director, The Winthrop Group,          N/A              0.00 (0%)
(53)                                Inc. (consulting firm); and Trustee of
TRUSTEE                             all of the Pioneer mutual funds, except
The Keep                            the trust.
P.O.Box 110
Little Deer Isle, ME
04650

MARGUERITE A. PIRET                 President, Newbury, Piret & Company,                             0.00 (0%)
(52)                                Inc. (merchant banking firm); Trustee
TRUSTEE                             of Boston Medical Center; Member of the
One Boston Place                    Board of Governors of the Investment
26th Floor                          Company Institute; Director,
Boston, MA  02108                   Organogenesis Inc. (tissue engineering
                                    company); and Trustee of all of the
                                    Pioneer mutual funds.


                                       14

                                                                                                  NUMBER OF SHARES
                                                                                                OWNED AND PERCENTAGE
                                              PRINCIPAL OCCUPATION              DATE FIRST        OF TOTAL SHARES
NAME (AGE), POSITION(S) WITH                   OR EMPLOYMENT AND                 BECAME A       OUTSTANDING ON MAY
    THE TRUST AND ADDRESS                    TRUSTEE/DIRECTORSHIPS                TRUSTEE            31, 2000++
    ---------------------                    ---------------------                -------            --------
                                                                                                   +
DAVID D. TRIPPLE*                   Executive Vice President and a Director        1994              0.00 (0%)
(56)                                of PGI; President and a Director of
EXECUTIVE VICE PRESIDENT AND        Pioneer and PFD; Director of Pioneering
TRUSTEE                             Services Corporation ("PSC"), PIntl,
60 State Street                     PIOGlobal, Pioneer Omega, PMIL and the
Boston, MA  02109                   Irish Funds; Member of the Supervisory
                                    Board of Pioneer First Polish, Pioneer
                                    Czech and Pioneer Asset Management,
                                    S.A.; and Executive Vice President and
                                    Trustee of all of the Pioneer mutual
                                    funds.

STEPHEN K. WEST                     Of Counsel, Sullivan & Cromwell (law                             0.00 (0%)
(71)                                firm); Director, Dresdner RCM Global
TRUSTEE                             Strategic Income Fund, Inc. since May
125 Broad Street                    1997 and The Swiss Helvetia Fund, Inc.
New York, NY  10004                 since 1995 (investment companies),
                                    AMVESCAP PLC (investment managers) since
                                    1997 and ING American Insurance Holdings,
                                    Inc.; Trustee, The Winthrop Focus Funds
                                    (investment companies); and Trustee of all
                                    of the Pioneer mutual funds.

JOHN WINTHROP+                      President, John Winthrop & Co., Inc.            N/A              0.00 (0%)
(64)                                (private investment firm); Director of
TRUSTEE                             NUI Corp. (energy sales, services and
One North Adgers Wharf              distribution); and Trustee of all of
Charleston, SC  29401               the Pioneer mutual funds, except the
                                    trust.
----------------

* Messrs. Cogan and Tripple are "interested persons" of the trust and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.

+ Mdmes Bush and Graham and Mr. Winthrop are new nominees and do not serve on the board of trustees of the trust.

++ As of May 31, 2000, the trustees and officers of the trust beneficially owned, directly or indirectly, in the aggregate less than 1% of any portfolio's outstanding shares.

         Ms. Piret and Mr. West serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Piret serves on the nominating committee of the board of trustees for the trust. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

         During the trust's most recently completed fiscal year end, the board of trustees held 12 meetings, the audit committee held 11 meetings and the nominating committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during the trust's most recently completed fiscal year.

         As of May 31, 2000, Mr. Cogan beneficially owned _____________ shares (______%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included _____________ shares held in trusts with respect to which he may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which he has the right to acquire under outstanding options within 60 days of May 31, 2000. At such date, David D. Tripple owned beneficially ____% of the outstanding common stock of PGI. None of the other nominees own more than 1% of the outstanding common stock of PGI.

OTHER EXECUTIVE OFFICERS

         In addition to Messrs. Cogan and Tripple, who serve as executive officers of the trust, the following table provides information with respect to the other executive officers of the trust. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

         NAME (AGE), AND POSITION WITH THE FUND                             PRINCIPAL OCCUPATION(S)
         --------------------------------------                             -----------------------
ERIC W. RECKARD (44), Treasurer                 Executive Vice President, Chief Financial Officer and Treasurer of PGI
                                                since June 1999; Treasurer of Pioneer, PFD, PSC, PIntl, PREA, PFR and
                                                Pioneer Omega since June 1999; Vice President-Corporate Finance of PGI from February 1999 to June 1999; Manager of Fund Accounting, Business
                                                Planning and Internal Audit of PGI since September 1996; Manager of
                                                Fund Accounting and Compliance of PGI from May 1995 to September 1996;
                                                and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June 1999).

JOSEPH P. BARRI (53), Secretary                 Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE (55), Assistant Treasurer          Vice President-Fund Accounting, Administration and Custody Services of
                                                Pioneer (Manager from September 1996 to February 1999); and Assistant
                                                Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT (36), Assistant Secretary       Senior Vice President of PGI since 1998; General Counsel and Assistant
                                                Secretary of PGI; Assistant Secretary of Pioneer, certain other PGI subsidiaries and all of the Pioneer mutual funds; and Assistant Clerk of PFD and PSC.

REMUNERATION OF TRUSTEES AND OFFICERS

         The following table provides information regarding the compensation paid by the trust and the other investment companies in the Pioneer family of Funds to the trustees for their services as indicated below during the year ended December 31, 1999. Compensation paid by the trust to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the trust by Pioneer. The trust does not pay any salary or other compensation to its officers.



                                                                               TOTAL COMPENSATION FROM THE
                                                    AGGREGATE COMPENSATION     TRUST AND OTHER FUNDS IN THE
         TRUSTEE                                        FROM THE TRUST^1         PIONEER FAMILY OF FUNDS^2
         ------                                         ---------------          -----------------------
John F. Cogan, Jr.                                             750                    $ 18,000^3
Mary K. Bush                                                  ----                      93,500
Richard H. Egdahl, M.D.                                      2,000                      95,500
Margaret B.W. Graham                                          ----                     102,000
Marguerite A. Piret                                          2,000                     116,750
David D. Tripple                                               750                      18,000^3
Stephen K. West                                              2,000                     108,250
John Winthrop                                                 ----                      98,400
                                                              ----                    --------
         Totals                                              7,500                    $650,400
                                                                                      ========
------------------

1 Each portfolio bears a pro rata portion of the aggregate compensation paid by the trust, based on the portfolios' net assets.

2 For the calendar year ended December 31, 1999. The amounts paid to the trustees differ due to (i) service by Dr. Egdahl, Ms. Piret and Mr. West as trustees of the trust, (ii) membership on or chairing certain committees of the boards of trustees and (iii) attendance at meetings. In addition to the portfolios, there are 26 funds in the Pioneer Family of Funds.

3 Pioneer fully reimbursed the trust and the other mutual funds in the Pioneer Family of Funds for compensation paid to Messrs. Cogan and Tripple.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         Pioneer  and PFD,  whose  executive  offices  are  located  at 60 State
Street,   Boston,   Massachusetts   02109,   serve  as  investment  adviser  and
administrator and principal underwriter, respectively, to each portfolio.

REQUIRED VOTE

         In accordance with the trust's declaration of trust, the vote of a plurality of all of the shares of the trust voted at the shareholder meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the board. The election of trustees is not contingent upon the consummation of the Transaction or the approval of the proposed management contracts.

RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

         See EXHIBIT E to this proxy statement for the number of shares of beneficial interest of each portfolio that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each portfolio that are entitled to vote will be considered a quorum for the transaction of business by that portfolio.

OWNERSHIP OF SHARES OF THE PORTFOLIOS

         Each person that, to the knowledge of the trust, owned of record or beneficially 5% or more of the outstanding shares of any of the portfolios as of May 31, 2000 is listed in EXHIBIT F to this proxy statement.

SHAREHOLDER PROPOSALS

         The trust is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the trust's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the trust. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

         With respect to each portfolio, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that, at the time any session of the shareholder meeting for a portfolio is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting with respect to that portfolio to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable portfolio present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of each portfolio represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will NOT be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a portfolio's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that portfolio are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a portfolio, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

         The special shareholder meeting is scheduled as a joint meeting of the portfolios' shareholders because the shareholders of each portfolio are expected to consider and vote on similar matters. The board of trustees has determined that the use of a joint proxy statement is in the best interest of the shareholders of each portfolio. In the event that a shareholder of any portfolio present at the shareholder meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such portfolio to a time immediately after the shareholder meeting so that such portfolio's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each portfolio will vote separately on each proposal relating to their portfolio and, except as otherwise noted in this proxy statement, an unfavorable vote on a proposal by the shareholders of one portfolio will not affect the implementation of such proposal approved by the shareholders of another portfolio.

VOTING BY CONTRACT OWNERS

         Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of the portfolio, your vote will instruct the insurance company how to vote the shares of the portfolio(s) which are attributable to your contract. The insurance company will vote all of the shares of any portfolio which it holds which are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to that portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to that portfolio.

OTHER BUSINESS

         While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

         The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by PGI. In addition to soliciting proxies by mail, PGI may, at its expense, have one or more of the trust's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, and, with respect to contract owners, one or more officers, agents or representatives of the insurance companies issuing the contracts, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. PGI has retained [___________] to assist in the solicitation of proxies. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from [______] in an effort to urge them to vote.

         The trust may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The trust is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         Persons holding shares as nominees will be reimbursed by PGI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

June __, 2000

                                    EXHIBIT A

                      FORM OF PROPOSED MANAGEMENT CONTRACT


     THIS AGREEMENT dated as of this ___ day of ______________, 2000 between Pioneer Variable Contracts Trust, a Delaware business trust (the "Trust"), on behalf of _______________ (the "Portfolio"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").

                               W I T N E S S E T H

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust, on behalf of the Portfolio, and the Manager do hereby agree as follows:

     (1) The Manager will regularly provide the Portfolio with investment research, advice and supervision and will furnish continuously an investment program for the Portfolio, consistent with the investment objective[s] and policies of the Portfolio. The Manager will determine from time to time what securities shall be purchased for the Portfolio, what securities shall be held or sold by the Portfolio and what portion of the Portfolio's assets shall be held uninvested as cash, subject always to the provisions of the Trust's
Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective[s], policies and restrictions of the Portfolio, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Portfolio in the same manner and with the same force and effect as the Portfolio itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (2) The Manager will, to the extent reasonably required in the conduct of the business of the Portfolio and upon the Trust's request, furnish to the Portfolio research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Portfolio shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

     (3) The Manager will maintain all books and records with respect to the Portfolio's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

     (4) Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Portfolio's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

     (5) The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Portfolio.

     (6) The Trust, on behalf of the Portfolio, shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by the Portfolio in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

     (7) In addition to the expenses described in Section 6 above, the Trust, on behalf of the Portfolio, shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Portfolio is a party.

     (8) [For investment advisory fee information for each fund, please see Exhibit B to the proxy statement.]

     (9) The management fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in Section 8 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     (10) The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

     (11) It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Portfolio by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Portfolio or the Portfolio's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even through the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

     (12) The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (13) Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

     (14) In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Portfolio the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Portfolio that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's obligation to seek the most favorable execution and net price available, the Manager may consider the sale of the Trust's shares in selecting brokers and dealers.

     (15) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such clients.

     (16) This Agreement shall become effective on the date hereof and shall remain in force until ___________________, 2002 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 17 hereof.

     (17) Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.

     (18) This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

     (19) The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

     (20) The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

     (21) This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     (22) This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (23) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     (24) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

ATTEST:                            PIONEER VARIABLE CONTRACTS TRUST
                                   ON BEHALF OF


------------------------------     ------------------------------------
Joseph P. Barri                    John F. Cogan, Jr.
Secretary                          Chairman and President

ATTEST:                            PIONEER INVESTMENT MANAGEMENT, INC.


------------------------------     ------------------------------------
Joseph P. Barri                    David D. Tripple
Secretary                          President

                                    EXHIBIT B

                              MANAGEMENT FEE RATES


                                          Fee as a percentage of the portfolio's
            PORTFOLIO                            AVERAGE DAILY NET ASSETS
America Income VCT Portfolio                             0.55%
Balanced VCT Portfolio                                   0.65%
Emerging Markets VCT Portfolio                           1.15%
Equity-Income VCT Portfolio                              0.65%
Europe VCT Portfolio                                     1.00%
Growth Shares VCT Portfolio                              0.70%
High Yield VCT Portfolio                                 0.65%
International Growth VCT Portfolio                       1.00%
Mid-Cap Value VCT Portfolio                              0.65%
Money Market VCT Portfolio                               0.50%
Pioneer Fund VCT Portfolio                               0.65%
Real Estate Growth VCT Portfolio                         1.00%
Science & Technology VCT Portfolio                       0.75%
Strategic Income VCT Portfolio                           0.65%
Swiss Franc Bond VCT Portfolio                           0.65%

                                    EXHIBIT C

                      DOLLAR AMOUNT OF MANAGEMENT FEES PAID


                                                                  NET MANAGEMENT FEES^1                         MOST RECENT DATE OF
                                       MANAGEMENT FEE    -----------------------------------                   SHAREHOLDER APPROVAL
                            GROSS      WAIVER AND/OR     FOR MOST RECENTLY   FOR 12 MONTHS                      OF EXISTING MANAGE-
                         MANAGEMENT  EXPENSE REIMBURSE-  COMPLETED FISCAL    ENDED MARCH 31,  NET ASSETS AS OF   MENT CONTRACT AND
        PORTFOLIO           FEES^1    ENT BY PIONEER^1        YEAR^1              2000       DECEMBER 31, 1999      AND PURPOSE
        ---------           ----      -------------           ----                ----       -----------------      -----------
America Income VCT      $  163,638          ----         $  163,638          $  162,249       $ 29,778,914
Portfolio

Balanced VCT Portfolio     461,190          ----            461,190             463,822         72,668,607

Emerging Markets VCT        27,206     (111,935)           (84,729)            (24,040)          9,678,724
Portfolio

Equity-Income VCT        1,459,899          ----          1,459,899           1,457,017        226,556,991
Portfolio

Europe VCT Portfolio        71,034      (74,559)            (3,525)              62,680         12,734,688

Growth Shares VCT          878,440          ----            878,440             969,786        162,730,332
Portfolio

High Yield VCT                ----          ----               ----                ----               ----
Portfolio

International Growth       530,396          ----            530,396             596,065         69,192,043
VCT Portfolio

Mid-Cap Value VCT          747,637          ----            747,637             763,160        120,526,223
Portfolio

Money Market VCT           140,152         (118)            140,034             152,232         37,346,671
Portfolio


                                      C-1

                                                                  NET MANAGEMENT FEES^1                         MOST RECENT DATE OF
                                       MANAGEMENT FEE    -----------------------------------                   SHAREHOLDER APPROVAL
                            GROSS      WAIVER AND/OR     FOR MOST RECENTLY   FOR 12 MONTHS                      OF EXISTING MANAGE-
                         MANAGEMENT  EXPENSE REIMBURSE-  COMPLETED FISCAL    ENDED MARCH 31,  NET ASSETS AS OF   MENT CONTRACT AND
        PORTFOLIO           FEES^1    ENT BY PIONEER^1        YEAR^1              2000       DECEMBER 31, 1999      AND PURPOSE
        ---------           ----      -------------           ----                ----       -----------------      -----------
Pioneer Fund VCT          $961,059          ----          $ 961,059          $1,125,973       $204,927,336
Portfolio

Real Estate Growth VCT     311,616     $(46,643)            264,973             238,577         28,317,839
Portfolio

Science & Technology          ----          ----               ----                ----               ----
VCT Portfolio

Strategic Income VCT         2,530      (27,650)           (25,120)            (46,154)          1,243,704
Portfolio

Swiss Franc Bond VCT       277,553          ----            277,553             278,058         43,668,464
Portfolio

--------------------------------------

1    Information is presented for the fiscal year ended December 31, 1999.

                                    EXHIBIT D

ADDITIONAL INFORMATION PERTAINING TO PIONEER

         Pioneer is a wholly owned subsidiary of PGI. As of May 31, 2000, executive officers and directors of Pioneer beneficially owned an aggregate of ____________ shares of common stock of PGI, representing approximately ____% of the outstanding common stock of PGI. During the period January 1, 2000 through May 31, 2000, there were no transactions in PGI common stock by any officer, director or trustee of the trust, PGI, Pioneer and/or PFD in an amount equal to or exceeding 1% of the outstanding common stock of PGI. Messrs. Cogan and Tripple are trustees and officers the trust and the directors of Pioneer. Mr. Tripple is also the president (principal executive officer) of Pioneer. The address of each of these persons is 60 State Street, Boston, Massachusetts 02109, and the principal occupation of each of these persons is as an employee of PGI. Please see Proposal 2 for more detailed biographies of Messrs. Cogan and Tripple.

SERVICES PROVIDED TO THE PORTFOLIOS BY AFFILIATES OF PIONEER

         PFD, an indirect wholly owned subsidiary of PGI, serves as the Trust's principal underwriter and will continue to serve as each portfolio's principal underwriter after approval by shareholders of the proposed management contracts. None of the portfolios compensate PFD for its services as principal underwriter.

         The trust has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services, which are expenses payable by a portfolio under the existing management contract, are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. Pioneer will continue to perform its services to each portfolio under the administration agreement after the approval by shareholders of the proposed management contracts. The fees shown below are for the fiscal year ended December 31, 1999.

                                                   AMOUNT OF FEES
               PORTFOLIO                          PAID TO PIONEER
America Income VCT Portfolio                            $724
Balanced VCT Portfolio                                   828
Emerging Markets VCT Portfolio                           916
Equity-Income VCT Portfolio                              906
Europe VCT Portfolio                                     842
Growth Shares VCT Portfolio                              715
High Yield VCT Portfolio                                   0
International Growth VCT Portfolio                       795
Mid-Cap Value VCT Portfolio                              852
Money Market VCT Portfolio                               756


                                      D-1

                                                   AMOUNT OF FEES
               PORTFOLIO                          PAID TO PIONEER
Pioneer Fund VCT Portfolio                              $792
Real Estate Growth VCT Portfolio                         806
Science & Technology VCT Portfolio                         0
Strategic Income VCT Portfolio                           310
Swiss Franc Bond VCT Portfolio                           774

PIONEER'S PORTFOLIO TRANSACTION POLICY

         All orders for the purchase or sale of portfolio securities are placed on behalf of each portfolio by Pioneer pursuant to authority contained in the existing and proposed management contracts. In selecting brokers or dealers, Pioneer considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         Pioneer  may  select  broker-dealers  which  provide  brokerage  and/or research services to a portfolio and/or other investment companies or institutional or other accounts managed by Pioneer. Such research services must be lawful and must provide appropriate assistance to Pioneer in the performance of its investment decision-making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analysis, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the portfolios as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the portfolios. In addition, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the portfolios may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. This information might be useful to Pioneer in providing services to the portfolio as well as to other investment companies or accounts managed by Pioneer, although not all of such research may be useful to the portfolio generating the commission credits. Conversely, such information provided to Pioneer by brokers and dealers through whom other clients of Pioneer effect securities transactions might be useful to Pioneer in providing services to the portfolio. The receipt of such research is not expected to reduce Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

SIMILAR FUNDS

         Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the portfolios and provides other information regarding the similar funds.


                                                                                              MANAGEMENT FEE
                                                             -----------------------------------------------------------------
                                                                                    BASIC FEE
                                                   NET       ---------------------------------------------------- ------------
                                            ASSETS OF SIMILAR                              FEE AS A PERCENTAGE       ANNUAL
                                               FUND(S) AS OF                              OF THE FUND'S AVERAGE    PERFORMANCE
       PORTFOLIO         SIMILAR FUND(S)    DECEMBER 31, 1999          ASSETS                DAILY NET ASSETS          FEE
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
America Income VCT
Portfolio              Pioneer America         $136,589,358                         All                  0.50%             N/A
                       Income Trust
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Balanced VCT Portfolio Pioneer Balanced         238,463,883             $0 to 1 billion                  0.65%             N/A
                       Fund                                             $1 to 5 billion                  0.60%
                                                                        Over $5 billion                  0.55%
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Emerging Markets VCT   Pioneer Emerging         234,596,467                         All                  1.25%             N/A
Portfolio              Markets Fund
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Equity-Income VCT
Portfolio              Pioneer Equity-          984,966,986            $0 to 10 billion                  0.60%             N/A
                       Income Fund                                     Over $10 billion                 0.575%
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Europe VCT Portfolio   Pioneer Europe           544,127,952           $0 to 300 million                  1.00%             N/A
                       Fund                                         $300 to 500 million                  0.85%
                                                                      Over $500 million                  0.75%
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Growth Shares
VCT Portfolio          Pioneer Growth         3,222,595,684           $0 to 500 million                  0.70%    +/-0.10% de-
                       Shares                                $500 million to $1 billion                  0.65%    pending on
                                                                                                        0.625%    Class A per-
                                                                                                                  formance
                                                                                                                  relative to
                                                                                                                  the Russell
                                                                                                                  1000 Index
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
High Yield VCT
Portfolio              Pioneer High                     N/A           $0 to 500 million                  0.70%             N/A
                       Yield Fund                                     $500 to 1 billion                  0.65%
                                                                        Over $1 billion                  0.60%
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
International Growth
VCT Portfolio          Pioneer Inter-           419,590,710           $0 to 300 million                  1.00%             N/A
                       national Growth Fund                        $300 to $500 million                  0.85%
                                                                      Over $500 million                  0.75%
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Mid-Cap Value VCT
Portfolio              Pioneer Mid-Cap        1,547,981,855                         All                  1.10%             N/A
                       Value Fund
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Money Market VCT
Portfolio              Pioneer Cash             371,278,402                         All                  0.40%             N/A
                       Reserves Fund
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Pioneer Fund VCT
Portfolio              Pioneer Fund           7,400,362,084                         All                  0.60%    +/-0.10% de-
                                                                                                                  pending on
                                                                                                                  Class A per-
                                                                                                                  formance
                                                                                                                  relative to
                                                                                                                  the Lipper
                                                                                                                  Growth and
                                                                                                                  Income Funds
                                                                                                                  Index
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Real Estate Growth     Pioneer Real              80,655,229                         All                  1.00%             N/A
VCT Portfolio          Estate Shares
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Science & Technology   Pioneer Science &                N/A                         All                  1.00%             N/A
VCT Portfolio          Technology Fund
---------------------- --------------------- --------------- ---------------------------- ----------------------- ------------
Strategic Income VCT   Pioneer Strategic         18,694,454           $0 to 100 million                  0.75%             N/A
Portfolio              Income Fund                                 $100 to $500 million                  0.70%
                                                              $500 million to 1 billion                  0.65%
                                                                        Over $1 billion                  0.60%
---------------------- --------------------- ---------------- ---------------------------- ----------------------- -----------
    DOLLAR AMOUNT OF
     MANAGEMENT FEES
   WAIVED OR EXPENSES
     REIMBURSED FOR
      SIMILAR FUND
      ------------

   $(196,175)  [America Income VCT Portfolio]
    (152,097)  [Real Estate Growth VCT Portfolio]
    (128,594)  [Strategic Income VCT Portfolio]

                                    EXHIBIT E

         As of the close of business on the record date, the shares outstanding of each portfolio were as follows:

                                                          NUMBER OF SHARES
              PORTFOLIO                  CLASS              OUTSTANDING
America Income VCT Portfolio            Class I
Balanced VCT Portfolio                  Class I
Emerging Markets VCT Portfolio          Class I
                                        Class II
Equity-Income VCT Portfolio             Class I
                                        Class II
Europe VCT Portfolio                    Class I
Pioneer Fund VCT Portfolio              Class I
                                        Class II
Growth Shares VCT Portfolio             Class I
                                        Class II
High Yield VCT Portfolio                Class I
International Growth VCT Portfolio      Class I
Mid-Cap Value VCT Portfolio             Class I
                                        Class II
Money Market VCT Portfolio              Class I
Real Estate Growth VCT Portfolio        Class I
                                        [Class II]
Science & Technology VCT Portfolio      Class I
Strategic Income VCT Portfolio          Class I
Swiss Franc Bond VCT Portfolio          Class I

                                    EXHIBIT F

         To the knowledge of the trust, as of May 31, 2000, the following shareholders held beneficially or of record, 5% or more of any class of shares of each portfolio:

                                                         NO. AND CLASS OF
                PORTFOLIO                                  SHARES OWNED                NAME AND ADDRESS     PERCENTAGE OF CLASS
                ---------                                  ------------                ----------------     -------------------
America Income VCT Portfolio
Balanced VCT Portfolio
Emerging Markets VCT Portfolio
Equity-Income VCT Portfolio
Europe VCT Portfolio
Growth Shares VCT Portfolio
High Yield VCT Portfolio
International Growth VCT Portfolio
Mid-Cap Value VCT Portfolio
Money Market VCT Portfolio
Pioneer Fund VCT Portfolio
Real Estate Growth VCT Portfolio
Science & Technology VCT Portfolio
Strategic Income VCT Portfolio
Swiss Franc Bond VCT Portfolio

------------

* This ownership is as nominee only and does not represent beneficial ownership of such shares.

PROXY                                                                      PROXY

                      [PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY-INCOME VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                   PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO
                       PIONEER MID-CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO]



                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           To be held August ___, 2000

                         CONTROL NUMBER:

     I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of Shareholders of my
(our) portfolio to be held on ______, August ___, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the portfolio, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                              NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally

                              -----------------------------------
                              Signature

                              -----------------------------------
                              Signature(s)

                        Date ___________________________,2000___

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR PORTFOLIO AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

1. To approve a new management contract between the fund and Pioneer Investment Management, Inc.
("Pioneer"), the portfolio's investment adviser.
This new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of Pioneer, by UniCredito Italiano S.p.A. is consummated.

                        FOR              AGAINST                ABSTAIN

2. To elect Trustees. The nominees for Trustees are:

01  M.K. Bush                02  J.F. Cogan, Jr.
03  Dr. R.H. Egdahl          04  M.B.W. Graham
05  M.A. Piret               06  D.D. Tripple
07  S.K. West                08  J. Winthrop

                        FOR                 WITHHOLD            FOR ALL
                        ALL                    ALL               EXCEPT
                                                          (as marked below)


To withhold authority to vote for one or more or the nominees, write the name(s) of the nominee(s) on the line below:


-----------------------------------